Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pegasystems Inc. (the Company) on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Dynes, Chief Financial Officer and Senior Vice President of Pegasystems Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CRAIG DYNES
Senior Vice President, Chief Financial Officer
(principal financial officer)

Dated: August 7, 2007

A signed original of this written statement required by Section 906 has been provided to Pegasystems Inc. and will be retained by Pegasystems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.